EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the 2004 National Coal Corp. Option Plan of our report dated April 14, 2008, included in the Annual Report (Form 10-K) for the year ended December 31, 2007, filed with the Securities and Exchange Commission.



                                          /s/ Ernst & Young LLP
                                          ------------------------
                                          ERNST & YOUNG LLP

Nashville, Tennessee
April 14, 2008